Data as of 11/30/17

Manager's Commentary

Market Review

In November, Greater China equities rose despite a more volatile period. After starting the month on a positive trend, Chinese equities gave back most of the monthly gains due to investor concerns on rising domestic bond yields and the government's measures to tackle excessive debt. In Hong Kong, the Hang Seng Index exceeded 30,000 points for the first time in a decade before falling back under 30,000 points, due in part to slumping stocks in mainland China.

The Taiwan equity market, which is dominated by hardware component makers including Apple suppliers, retreated with technology-led profit-taking. On the economic front, although retail sales and industrial production data pointed to a slowdown in the Chinese economy, the official manufacturing purchasing managers' index unexpectedly strengthened in November. That said, industrials was the weakest sector, while health care and financials were the strongest.

Fund Review

The China Fund, Inc. (the "Fund") slightly underperformed its benchmark, the MSCI Golden Dragon Index, in November. Information technology stocks saw some weakness; however, the strongest performing company was Globalwafers Co. Ltd., a specialized silicon wafer manufacturer. This Taiwan listed information technology company benefited from rising prices due to tight supply and demand conditions along the semiconductor supply chain.

Elsewhere, Ping An Insurance Group Co. of China Ltd. ("Ping An Insurance Group"), a leading insurer in China, was also a contributor. Recent management guidance pointed to a potential spinoff of its fintech investments, which has lifted expectations of its enterprise value being crystallized. Ping An Insurance Group has been our preferred name in the financials sector, with the productivity of its agency force and cross-selling capabilities well ahead of the industry.

Conversely, Largan Precision Co. Ltd., a smartphone camera lens producer, and Taiwan Semiconductor Manufacturing Co. Ltd. ("TSMC"), the world's largest chipmaker, were detractors. These two Taiwan-based hardware component producers within the Apple supply chain saw some profit taking amid concerns over delayed shipments of the iPhone X.

Outlook

Fundamentally, we believe the outlook for Greater China equities remains positive over the medium to longer term. Corporate earnings and cash flows continue to improve, and as a result, balance sheets have generally been strengthened. Given the strength of the rally year-to-date, it would not be surprising to see a period of consolidation. However, because this has primarily been an earnings-led market, valuations remain in line with longer-term averages.

In 2017, there has been a heavy concentration of returns in the technology sector. The three largest stocks, Tencent Holdings Ltd. ("Tencent"), Alibaba Group Holding Ltd. ("Alibaba"), and TSMC account for almost 25% of the MSCI Golden Dragon Index. Tencent and Alibaba have both delivered over 100% returns year-to-date. Although we believe their business outlooks remains strong, given this performance, we are increasingly finding better risk-reward opportunities elsewhere.

In recent months, we have added to our consumer staples sector holdings, with China Mengniu Dairy Co. Ltd., a leading dairy producer in China, and China International Travel Services, the biggest duty-free store operator in China. We believe that their dominant market positions will allow them to benefit from the spending power of the increasingly wealthy Chinese population.

In Brief
Fund Data
Description	Seeks to achieve long-term capital appreciation through investments in China companies.
Listing Date (NYSE)	July 10, 1992
Total Fund Assets (millions)	$368.7
Median Market Cap (in billions)	$13.9
Distribution Frequency	Annual
Management Firm	Allianz Global Investors U.S. LLC
Portfolio Management	Christina Chung, CFA, CMA Lead Portfolio Manager

Performance (US$ Returns) (as of 11/30/17)
	Fund	Benchmark[1]
One Month	0.60%	0.77%
Three Month	4.73%	4.35%
One Year	30.51%	35.98%
Three Year	9.44%	11.21%

Net Asset Value / Market Price
Net Asset Value (NAV) / Market Price at Inception	$13.15 / $14.26
NAV / Market Price (as of 11/30/17)	$23.45 / $21.48

High / Low Ranges (52-Week)
High / Low NAV	$24.49 / $17.00
High / Low Market Price	$22.26 / $14.53
Premium/Discount to NAV (as of 11/30/17)	-8.40%

Fund Data (Common Shares)
Shares Outstanding	15,722,675
Average Daily Volume	26,804
Expense Ratio	1.53%

Fund Manager

Christina Chung, CFA, CMA

Lead Portfolio Manager

1.	MSCI Golden Dragon Index.

The China Fund, Inc.

Investment Objective

The investment objective of the Fund is to achieve long-term capital appreciation. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Fund has an operating policy that the Fund will invest at least 80% of its assets in China companies. For this purpose, 'China companies' are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets in China; or (iii) companies organized in China. Under the policy, China means the People's Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days' prior notice of any change to this policy.

Returns For Periods Ended November 30, 2017*

	1 Month	3 Month	YTD	1 Year	3 Year	5 Year	10 Year	Inception
NAV	0.60%	4.73%	34.69%	30.51%	9.44%	11.27%	5.81%	10.70%
Market Price	1.80%	3.92%	42.72%	38.21%	9.95%	11.55%	6.44%	9.97%
MSCI Golden Dragon Index	0.77%	4.35%	41.49%	35.98%	11.21%	10.60%	4.23%	—

Calendar Year Returns

	2009	2010	2011	2012	2013	2014	2015	2016
NAV	72.83%	27.26%	-24.37%	12.12%	18.31%	7.82%	-5.51%	0.60%
Market Price	72.19%	23.60%	-27.51%	20.52%	12.70%	5.29%	-6.38%	-0.47%
MSCI Golden Dragon Index	67.12%	13.60%	-18.35%	22.65%	7.25%	8.06%	-7.12%	5.75%

Past performance is not a guide to future returns.

*	Annualized for periods greater than one year.

Source: State Street Bank and Trust Company. Source for index data: MSCI as at November 30, 2017. Investment returns are historical and do not guarantee future results. Investment returns reflect changes in net asset value and market price per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. The net asset value (NAV) percentages are not an indication of the performance of a shareholder's investment in the Fund, which is based on market price. NAV performance includes the deduction of management fees and other expenses. Market price performance does not include the deduction of brokerage commissions and other expenses of trading shares and would be lower had such commissions and expenses been deducted. It is not possible to invest directly in an index.

Premium/Discount

Sector Allocation
	Fund	Benchmark[1]
Information Technology	41.09%	38.78%
Financials	21.56%	23.46%
Consumer Discretionary	9.88%	8.35%
Industrials	6.20%	5.42%
Real Estate	5.89%	7.74%
Telecom Services	4.60%	4.06%
Consumer Staples	3.88%	2.06%
Energy	2.35%	2.80%
Health Care	1.27%	1.35%
Utilities	0.91%	3.25%
Materials	0.27%	2.73%
Other assets & liabilities	2.11%	0.00%

Source: IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

Country Allocation
	Fund	Benchmark[1]
China	81.05%	77.67%
Hong Kong Red Chips	20.40%	8.06%
Hong Kong 'H' shares	19.21%	18.61%
Equity linked securities ('A' shares)	0.00%	0.00%
China 'A' & 'B' shares	0.00%	0.05%
Other Hong Kong securities	41.44%	34.66%
Others	0.00%	16.29%
Taiwan	16.85%	22.33%
Other assets & liabilities	2.10%	0.00%

Top 10 Holdings
TENCENT HOLDINGS LTD (China)	10.29%
TAIWAN SEMIC CO LTD (Taiwan)	8.38%
ALIBABA GROUP HOLDING LTD (China)	8.00%
CHINA CONSTRUCTION BANK CORP (China)	5.65%
SUN HUNG KAI PROPERTIES LTD (H.K.)	4.59%
PING AN INSURANCE (China)	4.28%
CHINA MERCHANTS BANK CO LTD (China)	3.79%
GLOBALWAFERS CO LTD (Taiwan)	2.65%
LARGAN PRECISION CO LTD (Taiwan)	2.51%
CHINA EVERBRIGHT INTL (China)	2.24%

Portfolio Characteristics
	Fund	Benchmark[1]
P/E Ratio	15.91	15.35
P/B Ratio	1.97	1.82
Issues in Portfolio	48	290
Foreign Holdings (%)	97.89	100.00
Other assets & liabilities (%)	2.11	0.00
Yield (%)	2.23	2.25

Source: IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

1.	MSCI Golden Dragon Index.

The China Fund, Inc.

Distribution History (10 Year)

Declaration Date	Ex-dividend Date	Record Date	Payable Date	Distribution/ Share	Income	Long-term Capital Gain	Short-term Capital Gain
12/7/07	12/19/07	12/21/07	1/25/08	$12.12000	$0.28000	$9.00000	$2.84000
12/8/08	12/22/08	12/24/08	1/23/09	$5.81740	$0.48130	$5.33610	—
12/9/09	12/22/09	12/24/09	12/29/09	$0.25570	$0.25570	—	—
12/8/10	12/21/10	12/24/10	12/29/10	$2.27420	$0.37460	$1.89960	—
12/8/11	12/21/11	12/23/11	12/29/11	$2.99640	$0.17420	$2.82220	—
12/10/12	12/20/12	12/24/12	12/28/12	$3.25170	$0.34730	$2.90440	—
12/13/13	12/19/13	12/23/13	12/27/13	$3.31400	$0.43870	$2.87530	—
12/8/14	12/18/14	12/22/14	1/5/15	$3.76510	$0.29820	$3.46690	—
12/16/15	12/23/15	12/28/15	1/6/16	$1.49580	$0.21330	$0.84620	$0.43630
12/9/16	12/19/16	12/21/16	1/5/17	$0.46780	$0.46780	—	—

Distribution/Share includes Income, Long-term Capital gains and Short-term Capital gains.

The China Fund NAV Performance of $10,000 since inception

Past performance is not a guide to future returns.

Index Description

MSCI Golden Dragon Index

The MSCI Golden Dragon Index captures the equity market performance of large and mid cap China securities (H shares, B shares, Red-Chips and P-Chips) and non-domestic China securities listed in Hong Kong and Taiwan.

It is not possible to invest directly in an index.

The China Fund, Inc.

Portfolio in Full

Sector	Company (exchange ticker)	Market Price	Holding	Value US$	% of net assets
Information Technology					41.11
TENCENT HOLDINGS LTD	700	398.00	744,000	37,915,925	10.29
TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD	2330	226.00	4,100,000	30,892,845	8.38
ALIBABA GROUP HOLDING LTD ADR	BABA	177.08	166,500	29,483,820	8.00
GLOBALWAFERS CO LTD	6488	403.50	726,000	9,766,653	2.65
LARGAN PRECISION CO LTD	3008	5,140.00	54,000	9,253,851	2.51
ASM PACIFIC TECHNOLOGY LTD	522	112.20	433,500	6,227,986	1.69
BAIDU INC ADR	BIDU	238.58	24,101	5,750,017	1.56
NANYA TECHNOLOGY CORP	2408	77.80	1,986,000	5,151,390	1.40
MEDIATEK INC	2454	326.00	456,000	4,956,191	1.34
DIGITAL CHINA HOLDINGS LTD	861	4.15	9,305,000	4,944,588	1.34
CHUNGHWA PRECISION TEST TECH CO LTD	6510	1,135.00	99,000	3,746,249	1.02
PRIMAX ELECTRONICS LTD	4915	83.00	736,000	2,036,674	0.55
GOLDPAC GROUP LTD	3315	2.18	4,970,000	1,387,326	0.38
Financials					21.55
CHINA CONSTRUCTION BANK CORP	939	6.81	23,898,000	20,838,877	5.65
PING AN INSURANCE GROUP CO OF CHINA LTD	2318	77.00	1,599,000	15,765,394	4.28
CHINA MERCHANTS BANK CO LTD	3968	30.60	3,565,500	13,970,357	3.79
HONG KONG EXCHANGES & CLEARING LTD	388	235.20	262,200	7,896,518	2.14
BANK OF CHINA LTD	3988	3.79	15,500,000	7,522,056	2.04
CATHAY FINANCIAL HOLDING CO LTD	2882	51.70	2,880,000	4,964,193	1.35
FUBON FINANCIAL HOLDING CO LTD	2881	49.05	2,805,000	4,587,092	1.24
CITIC SECURITIES CO LTD	6030	16.90	1,810,000	3,916,796	1.06
Consumer Discretionary					9.88
NEW ORIENTAL EDUCATION & TECHNOLOGY GROUP ADR	EDU	84.86	67,468	5,725,334	1.55
JD.COM INC ADR	JD	37.45	152,727	5,719,626	1.55
SANDS CHINA LTD	1928	37.95	1,058,400	5,143,127	1.40
QINGLING MOTORS CO LTD	1122	2.51	14,816,000	4,761,791	1.29
SAIC MOTOR CORP LTD	600104	30.89	999,407	4,669,957	1.27
CHINA INTERNATIONAL TRAVEL	601888	41.70	640,632	4,041,078	1.10
LI & FUNG LTD	494	3.44	8,120,000	3,576,680	0.97
GALAXY ENTERTAINMENT GROUP LTD	27	56.15	386,000	2,775,254	0.75
Industrials					6.22
CHINA EVERBRIGHT INTERNATIONAL LTD	257	10.48	6,146,000	8,247,446	2.24
CN STATE CONSTRUCTION INTERNATIONAL HOLDINGS LTD	3311	10.14	3,602,000	4,676,784	1.27
QINGDAO PORT INTERNATIONAL CO LTD	6198	5.19	6,077,000	4,038,520	1.10
BEIJING ENTERPRISES HOLDINGS LTD	392	45.00	591,000	3,405,380	0.92
KING SLIDE WORKS CO LTD	2059	410.00	185,000	2,528,839	0.69
Real Estate					5.90
SUN HUNG KAI PROPERTIES LTD	16	127.60	1,035,000	16,910,509	4.59
CHINA OVERSEAS LAND & INVESTMENT LTD	688	24.80	1,516,000	4,814,116	1.31
Telecom Services					4.60
CHINA UNICOM HONG KONG LTD	762	11.32	3,660,000	5,305,095	1.44
PCCW LTD	8	4.64	8,623,000	5,123,208	1.39
CHINA MOBILE LTD	941	79.25	356,500	3,617,633	0.98
CHUNGHWA TELECOM CO LTD	2412	103.50	846,000	2,919,284	0.79
Consumer Staples					3.88
CHINA MENGNIU DAIRY CO LTD	2319	19.84	2,872,000	7,296,116	1.98
WH GROUP LTD	288	8.29	4,713,500	5,003,382	1.36
VINDA INTERNATIONAL HOLDINGS LTD	3331	15.88	984,000	2,000,835	0.54
Energy					2.35
CHINA OILFIELD SERVICES LTD	2883	7.20	5,860,000	5,402,512	1.47
CHINA PETROLEUM & CHEMICAL CORP	386	5.58	4,552,000	3,252,386	0.88

The China Fund, Inc.

Portfolio in Full

Sector	Company (exchange ticker)	Market Price	Holding	Value US$	% of net assets
Health Care					1.27
CSPC PHARMACEUTICAL GROUP LTD	1093	15.50	2,364,000	4,691,858	1.27
Utilities					0.91
CHINA RESOURCES POWER HOLDINGS CO LTD	836	14.70	1,778,000	3,346,684	0.91
Materials					0.27
TIANGONG INTERNATIONAL CO LTD	826	0.89	8,612,000	981,431	0.27

Source: State Street Bank and Trust Company, IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

Important Information:

Holdings are subject to change daily. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region.

The information contained herein has been obtained from sources believed to be reliable but Allianz Global Investors U.S. LLC and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the Fund's annual and semiannual reports, proxy statement and other Fund information, which may be obtained by contacting your financial advisor or visiting the Fund's website at www.chinafundinc.com. This information is unaudited and is intended for informational purposes only. It is presented only to provide information on the Fund's holdings, performance and strategies. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering by a closed-end fund, its shares can be purchased and sold on the open market through a stock exchange, where shares may trade at a premium or a discount. The market price of holdings is subject to change daily.

P/E is a ratio of security price to earnings per share. Typically, an undervalued security is characterized by a low P/E ratio, while an overvalued security is characterized by a high P/E ratio. P/B is a ratio of the current stock price to the book value. This is used to identify undervalued stocks. Dividend yield is the annual percentage of return earned by an investor on a common or preferred stock. The average dividend yield is the dividend rate divided by current share price.

©2017 Allianz Global Investors Distributors LLC.

Investment Products: Not FDIC Insured | May Lose Value | Not Bank Guaranteed	FS-CHN-1117